UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 24, 2012

Conquest Petroleum Incorporated
(Exact name of registrant as specified in its charter)

TEXAS	000-53093	20-0650828
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13131 Champions Drive, Suite 205, Houston, Texas	77069
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (281) 466-1530

24900 Pitkin Road, Suite 308, Spring, Texas 77380
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On February 24, 2012 the Registrant issued a press release,  a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1                      Press release dated February 24, 2012

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Conquest Petroleum Incorporated (Registrant)
February 24, 2012	/s/ ROBERT D. JOHNSON
(Date)	Robert D. Johnson President and Chief Executive Officer